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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                     ------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                     ------------------------------------

                       9.625% ASSET BACKED CERTIFICATES
                                   SERIES C
                              CUSIP NO. 466115AC6

        Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of September 15, 1997, and with respect to the performance of the Trust during the month of August, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution
        ------------------------------------------------------
        (Stated on the Basis of $1,000 Original Certificate Principal
        -------------------------------------------------------------
        Amount) for this Series.
        -----------------------

        1.      The total amount of the distribution to
                Certificateholders per $1,000 original
                Certificate Principal amount................    $         0.00

        2.      The amount of the distribution set
                forth in paragraph 1 above allocable to
                Certificate Principal, per $1,000
                original Certificate Principal
                amount......................................    $         0.00

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        3.      The amount of the distribution set forth
                in paragraph 1 above allocable to
                Certificate Interest, per $1,000
                original Certificate Principal
                amount......................................    $         0.00

B.      Information Regarding the Funding Accounts (Stated
        --------------------------------------------------
        on the Basis of $1,000 Original Certificate
        -------------------------------------------
        Principal Amount) for this Series.
        ---------------------------------

        1.      The total amount on deposit in the
                Principal Funding Account allocable to
                Certificate Principal per $1,000
                original Certificate Principal amount.......    $         0.00

        2.      The total amount on deposit in the
                Interest Funding Account allocable to
                Certificate Interest, per $1,000
                original Certificate amount.................    $        24.06

C.      Information Regarding the Performance of the Trust.
        --------------------------------------------------

        1.      Collection of Principal Receivables
                -----------------------------------

                The aggregate amount of Collections of
                Principal Receivables processed which
                were allocated in respect of the
                Certificates of this Series.................    $   62,070,390

        2.      Collection of Finance Charge Receivables
                ----------------------------------------

                The aggregate amount of Collections of
                Finance Charge Receivables processed
                which were allocated in respect of the
                Certificates of this Series.................    $    6,227,880

        3.      Net Recoveries
                --------------

                The aggregate amount of Net Recoveries
                which were allocated in respect of the
                Certificates of this Series.................    $         0.00

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        4.      Principal Receivables in the Trust
                ----------------------------------

                (a)     The aggregate amount of Principal
                        Receivables in the Trust as of the
                        end of the day on the last day of
                        such month (which reflects the
                        Principal Receivables represented
                        by the JCPR Amount and by the
                        Aggregate Investor Amount)...........   $1,606,220,137

                (b)     The amount of Principal Receivables
                        in the Trust represented by the
                        Aggregate Investor Amount as of
                        the end of the day on the last day
                        of such month........................   $  725,000,000

                (c)     The Aggregate Investor Amount set
                        forth in paragraph 4(b) above as a
                        percentage of the aggregate amount
                        of Principal Receivables set forth
                        in paragraph 4(a) above..............            45.14%

                (d)     The Aggregate Investor Amount for
                        this Series as a percentage of the
                        aggregate amount of Principal
                        Receivables in the Trust as set
                        forth in paragraph 4(a) above........            23.35%

        5.      Delinquent Balances
                -------------------

                The aggregate amount of outstanding
                balances in the Accounts in the Trust
                which were delinquent as of the end of
                the day on the last day of such month:
                                                                    Aggregate
                                                                     Account
                                                                     Balance
                                                                     -------

                (a)     1 month:.............................   $   70,755,516
                (b)     2 months:............................       30,027,050
                (c)     3 months:............................       21,263,950
                (d)     4 months:............................       16,461,370
                (e)     5 months:............................       10,007,085
                (f)     6 or more months:....................                0

                                            Total:              $  148,514,971

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        6.      Investor Default Amount
                -----------------------

                The aggregate amount of the Investor
                Default Amount which was allocated in
                respect of the Certificates of this
                Series.......................................   $    2,459,541

        7.      Investor Charge Offs;
                ---------------------
                Reimbursement of Charge Offs
                ----------------------------

                (a)     The aggregate amount of Investor
                        Charge Offs which was allocated
                        in respect of the Certificates of
                        this Series..........................   $         0.00

                (b)     The amount of the Investor Charge
                        Offs set forth in paragraph 7(a)
                        above, per $1,000 original
                        Certificate Principal amount
                        (which will have the effect of
                        reducing pro rata, the amount of
                        each Certificateholder's
                        investment) allocated to this
                        Series...............................   $         0.00

                (c)     The aggregate amount reimbursed
                        to the Trust in the current month
                        from drawings under the Letter of
                        Credit in respect of Investor
                        Charge Offs in prior months..........   $         0.00

                (d)     The amount set forth in paragraph
                        7(c) above, per $1,000 original
                        Certificate Principal amount
                        (which will have the effect of
                        increasing, pro rata, the amount
                        of each Certificateholder's
                        investment) allocated to this
                        Series...............................   $         0.00

        8.      Investor Monthly Servicing Fee
                ------------------------------

                The amount of the Investor Monthly
                Servicing Fee for this Series for the
                preceding Monthly Period payable by
                the Trust to the Servicer....................   $      234,375

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        9.      Investor Monthly Facility Fee
                -----------------------------

                The amount of the Investor Monthly
                Facility Fee for this Series for the
                preceding Monthly Period payable by the
                Trust to JCPR................................   $      390,625

        10.     Available L/C Amount
                --------------------

                The Available L/C Amount as of the
                close of business on the Distribution
                Date specified above for this Series.........   $   45,000,000

D.      The Pool Factor.
        ---------------

                The Pool Factor (which represents the
                ratio of the Adjusted Investor Amount
                for this Series as of the end of the
                last day of such month to the
                applicable Initial Investor Amount).
                (The amount of a Certificateholder's
                pro rata share of the Investor Amount
                can be determined by multiplying the
                original denomination of the Holder's
                Certificate by the Pool Factor)..............        1.0000000


                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer

                         By:  /s/ M. Rich
                            -------------------------
                            Title:  Credit Controller

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